UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

STERLING CAPITAL FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

STERLING CAPITAL FUNDS

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND

STERLING CAPITAL REAL ESTATE FUND

STERLING CAPITAL SMALL CAP VALUE FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

434 Fayetteville Street, Suite 500

Raleigh, North Carolina 27601

December 18, 2025

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Sterling Capital Funds, a Massachusetts Trust, we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (each a “Fund” and collectively, the “Funds”).

The Special Meeting is scheduled for February 27, 2026, at 10:00 a.m., Eastern Time, at the offices of Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”), at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601. The Special Meeting is being held for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	For Shareholders of each Fund, to approve an Investment Advisory Agreement between Sterling Capital Funds, on behalf of each series thereof, and Sterling Capital Management LLC;

2.	For Shareholders of each Fund other than Sterling Capital Behavioral Small Cap Value Equity Fund, to approve the removal of the Fund’s fundamental investment restrictions that prohibit the Fund from engaging in specified type(s) of options and options related transactions; and

3.	To transact any such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

For the reasons discussed in the enclosed materials, the Funds’ Board recommends that you vote to “FOR” each of the above proposals.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Drew T. Kagan
Drew T. Kagan
Chair of the Board of Sterling Capital Funds

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (the “Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials (the Proxy Statement and your proxy card(s)) because you have the right to vote on important proposals concerning the Funds, including the approval of the Investment Advisory Agreement (the “New Agreement”). Shareholders of each Fund will vote separately on the New Agreement. The effectiveness of the New Agreement with respect to a Fund is not contingent on shareholder approval of the New Agreement with respect to any other Fund.

Additionally, the shareholders of each Fund that currently has one or more fundamental investment restrictions prohibiting the Fund from engaging in certain type(s) of options and options-related transactions (with respect to each such Fund, an “Options Restriction”) are being asked to vote on the removal of their Fund’s Options Restrictions. Shareholders of each applicable Fund will vote separately for the removal of that Fund’s Options Restrictions. The elimination of the Options Restriction with respect to a Fund is not contingent on shareholder approval of the elimination of the Options Restriction with respect to any other Fund.

Q.	Why is the Board of Trustees requesting the approval of a new Investment Advisory Agreement for each of the Funds?

A.	On August 28, 2025, Guardian Capital Group Limited (“Guardian”), the indirect parent company of Sterling Capital, the investment adviser to each Fund, announced that it had entered into a definitive agreement (as amended by a first amending agreement dated September 17, 2025) with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement agreement whereby DGAM will purchase all of the issued and outstanding shares of Guardian for cash, other than certain Guardian shares held by specified shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to various customary approvals and conditions and is expected to take place in the first half of 2026.

The Transaction, if consummated, will result in an indirect change of control of Sterling Capital effective as of the Closing. Pursuant to the terms of the current investment advisory agreement between Sterling Capital and each of the Funds (the “Current Agreement”), the Transaction would be deemed an “assignment,” as such term is used for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Current Agreement, resulting in its automatic termination.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, in order for Sterling Capital to continue to serve as investment adviser to a Fund on an ongoing basis after the Closing, shareholders of that Fund must approve the New Agreement.

In anticipation of the termination of the Current Agreement, the Board of Sterling Capital Funds has approved the New Agreement, which consists of substantially identical terms as the Current Agreement, including identical advisory fees. Accordingly, at the Special Meeting, shareholders will be asked to consider and approve the New Agreement.

Following the Closing, it is anticipated that Sterling Capital will continue to operate as a standalone entity indirectly owned by Desjardins. To provide continuity and stability, Sterling Capital’s team of management and senior professionals are currently expected to continue servicing Sterling Capital’s clients, including the Funds, after Closing. In addition, the investment objective and principal investment strategies of each Fund are expected to remain the same following the Transaction.

Q.	Why is the Board of Trustees recommending that shareholders approve the removal of each Fund’s fundamental investment restriction regarding use of options and options-related transactions?

A.	Each Fund has identified certain investment policies in its registration statement that may only be changed with shareholder approval. Those restrictions are often referred to as “fundamental” investment restrictions. Currently, each Fund other than for Sterling Capital Behavioral Small Cap Value Equity Fund has one or more Options Restrictions that restrict the Fund’s ability to engage in certain types of options and options related transactions such as writing or purchasing either call options or put options. Each Fund’s Options Restriction(s), if any, are described in this Proxy Statement under Proposal 2.

Sterling Capital recommended that the Board approve the removal of each Fund’s Options Restrictions, subject to shareholder approval. Sterling Capital advised the Board that its intent in seeking to remove each Fund’s Options Restrictions is to provide each Fund with additional investment flexibility to engage in options and options-related transactions to generate income, obtain investment exposures, or hedge against risks consistent with pursuing the Fund’s investment objective and strategies. As the use of options and other derivatives transactions has evolved and become more commonplace in the fund industry, Sterling Capital believes that the inability of the Funds to engage in options and options-related transactions to the extent permitted under the 1940 Act could place the Funds at a competitive disadvantage compared to other funds that are not subject to similar restrictions. Sterling Capital believes that eliminating each Fund’s Options Restrictions will provide valuable investment flexibility and enhance its ability to help the Fund achieve its investment objective. Accordingly, after careful consideration, the Board supports Sterling Capital’s recommendation and recommends that each Fund’s shareholders approve the removal of the Fund’s Options Restrictions.

Q.	What if I do not return my proxy voting ballot?

A.	In order to conduct the Special Meeting, a quorum must be present, in person or by proxy, at the Special Meeting. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding for the Funds as of December 1, 2025, entitled to vote on the matter. As each applicable Fund’s shareholders will vote separately on each proposal with respect to such Fund, those Funds for which a quorum is present and sufficient votes received in favor of the proposal(s) as of a given Special Meeting date may hold their Special Meeting, while other Funds that have not received quorum or have not received sufficient votes in favor of a proposal may determine to adjourn to permit further solicitation of proxies. In the event that not enough shareholders return the enclosed proxy ballot cards to achieve a quorum, the Funds will be required to conduct additional solicitations and the special meeting for a Fund may be delayed. In order to avoid the time and cost associated with such additional solicitations or delays, please return the completed proxy ballot(s) as soon as possible.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the New Agreement and “FOR” the approval of the removal of each applicable Fund’s Options Restrictions. The Board also urges you to vote and return the enclosed proxy card(s).

Q.	How can I vote?

A.	You can vote in one of four ways:

o	Over the Internet, through the website listed on the proxy card(s),

o	By telephone, using the toll-free number listed on the proxy card(s),

o	By mail, using the enclosed proxy card(s) — be sure to sign, date and return the proxy card(s) in the enclosed postage-paid envelope, or

o	In person at the Shareholder Meeting on February 27, 2026.

Q.	Whom should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact your investment representative, or call Broadridge Financial Solutions, Inc., the Fund’s proxy solicitor, toll-free at (888) 596-1876.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND

STERLING CAPITAL REAL ESTATE FUND

STERLING CAPITAL SMALL CAP VALUE FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

434 Fayetteville Street, Suite 500

Raleigh, North Carolina 27601

SCHEDULED FOR FEBRUARY 27, 2026

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (each a “Fund” and collectively, the “Funds”), will be held on February 27, 2026, at 10:00 a.m., Eastern Time at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601. The Special Meeting is being held so that shareholders can consider the following proposals, which are more fully described in the accompanying Proxy Statement:

1.	For Shareholders of each Fund, to approve an Investment Advisory Agreement between Sterling Capital Funds, on behalf of each series thereof, and Sterling Capital Management LLC;

2.	For Shareholders of each Fund other than Sterling Capital Behavioral Small Cap Value Equity Fund, to approve the removal of the Fund’s fundamental investment restrictions that prohibit the Fund from engaging in specified type(s) of options and options-related transactions; and

3.	To transact any such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR” the above proposals.

Shareholders of record at the close of business on December 1, 2025 (the “Shareholders”), are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. You may revoke your proxy at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Special Meeting.

By Order of the Trustees

/s/ Todd M. Miller

Todd M. Miller

Treasurer and Secretary

December 18, 2025

It is important that your shares be represented at the Special Meeting no matter how many shares you own. If you do not expect to attend the Special Meeting, please complete, date, sign and return the applicable enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Special Meeting to be held as scheduled.

PROXY STATEMENT

DECEMBER 18, 2025

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND

STERLING CAPITAL REAL ESTATE FUND

STERLING CAPITAL SMALL CAP VALUE FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

(each, a “Fund” and collectively, the “Funds”)

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 27, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2026

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card(s). In addition, shareholders may obtain copies of Sterling Capital Funds’ annual report, dated September 30, 2025, without charge, upon request, by writing to Sterling Capital Funds c/o Sterling Capital Management LLC, 4350 Congress Street, Suite 1000, Charlotte, North Carolina, 28209, by calling 1-800-228-1872, or by visiting www.sterlingcapitalfunds.com.

INTRODUCTION

This proxy statement (“Proxy Statement”) and enclosed proxy card(s) are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Sterling Capital Funds (the “Trust”) for use at a special meeting of shareholders of the Trust to be held at the offices of Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”), at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601, scheduled for February 27, 2026, at 10:00 a.m., Eastern Time, and any adjournment or postponement of all or any portion thereof (the “Special Meeting”).

The Board has called the Special Meeting and is soliciting proxies from shareholders of the Trust for the purposes listed below:

1.	For Shareholders of each Fund, to approve an Investment Advisory Agreement between Sterling Capital Funds, on behalf of each series thereof, and Sterling Capital Management LLC;

2.	For Shareholders of each Fund other than Sterling Capital Behavioral Small Cap Value Equity Fund, to approve the removal of the Fund’s fundamental investment restrictions that prohibit the Fund from engaging in specified type(s) of options and options related transactions; and

3.	To transact any such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Proxy Statement and the accompanying notices and proxy card(s) are being first mailed to shareholders on or about January 2, 2026.

Voting Procedures

Shareholders of record (“Shareholders”) at the close of business on December 1, 2025 (the “Record Date”), are entitled to vote at the Special Meeting and any adjournment or postponement thereof. Each full share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy card(s) will be sent to Shareholders on or about January 2, 2026.

A quorum must be present at the Special Meeting for each Fund for the transaction of business for that Fund. A quorum with respect to the matters before the Special Meeting for each Fund is defined as representation of over 50% of the Fund’s shares entitled to vote as of the Record Date. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting. Abstentions and broker non-votes, if any, generally will have the effect of a “no” vote on each proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote shares owned beneficially by their customers on the proposal, there are unlikely to be any “broker non-votes” at the Meeting.

The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting at the Special Meeting. The cost of preparing and mailing the Notice of Special Meeting, the proxy cards, this proxy statement and any additional proxy material has been or will be borne by Sterling Capital; the Funds will not bear these costs. Please see “Additional Information” below for more information regarding solicitation of proxies. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or in person by certain officers or employees of the Trust or Sterling Capital Management LLC, each Fund’s administrator. In the event that a shareholder signs and returns the proxy ballot but does not indicate a choice as to any of the items in the proxy ballot, the proxy holders will vote those shares FOR each proposal.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND STERLING CAPITAL

As more fully described below, it is proposed that Sterling Capital continue to serve as the investment adviser to the Funds, following the automatic termination of the existing Investment Advisory Agreement between the Trust and Sterling Capital for each Fund dated as of July 2, 2024, as amended from time to time (the “Current Agreement”), upon the Closing of the Transaction (each as defined below).

On November 19, 2025, the Trustees, including a majority of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously voted to approve the proposed Investment Management Agreement (the “New Agreement”) with respect to each Fund. The Trustees recommend that Shareholders of each Fund approve the New Agreement.

Only shareholders of record of a Fund at the close of business on December 1, 2025 (“Shareholders”), will be entitled to vote on the New Agreement with respect to that Fund at the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. Shares represented by your duly represented proxy will be voted in accordance with your instructions. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice, the persons named as proxies will vote those shares in favor of such proposal.

On or about January 2, 2026, this proxy statement and the enclosed proxy card(s) are being mailed to Shareholders.

SUMMARY OF THE TRANSACTION

Sterling Capital is the investment adviser for the Funds. Sterling Capital, with its headquarters located at 4350 Congress Street, Suite 1000, Charlotte, North Carolina 28209, is a North Carolina limited liability company and currently an independently managed, wholly owned subsidiary of Guardian Capital Group Limited (“Guardian”). Effective July 2, 2024 Guardian, through its wholly owned subsidiary Guardian Capital US Asset Management LLC, acquired 100% of the ownership interests of Sterling Capital from Truist Financial Corporation. Guardian is a global investment management company servicing institutional, retail and private clients through its subsidiaries. Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees (the “Board”). Sterling Capital has provided investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2025, Sterling Capital has more than $69 billion in assets under management.

On August 28, 2025, Guardian, the indirect parent company of Sterling Capital, the investment adviser to each Fund, announced that it had entered into a definitive agreement (as amended by a first amending agreement dated September 17, 2025) with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement agreement whereby DGAM will purchase all of the issued and outstanding shares of Guardian for cash, other than certain Guardian shares held by specified shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to various customary approvals and conditions and is expected to take place in the first half of 2026.

The Transaction, if consummated, will result in an indirect change of control of Sterling Capital effective as of the Closing. Pursuant to the terms of the Current Agreement, the Transaction would be deemed an “assignment,” as such term is used for purposes of the 1940 Act, of the Current Agreement, resulting in its automatic termination.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, in order for Sterling Capital to continue to serve as investment adviser to a Fund on an ongoing basis after the Closing, shareholders of that Fund must approve the New Agreement.

In anticipation of the termination of the Current Agreement, the Board of Sterling Capital Funds has approved the New Agreement, which consists of substantially identical terms as the Current Agreement, including identical advisory fees. Accordingly, at the Special Meeting, shareholders will be asked to consider and approve the New Agreement.

Following the Closing, it is anticipated that Sterling Capital will continue to operate as a standalone entity indirectly owned by Desjardins. To provide continuity and stability, Sterling Capital’s team of management and senior professionals are currently expected to continue servicing Sterling Capital’s clients, including the Funds, after Closing. In addition, the investment objective and principal investment strategies of each Fund are expected to remain the same following the Transaction.

EVALUATION BY THE BOARD

The Trustees considered the New Agreement over the course of multiple meetings, including Special Meetings held on October 1, 2025 and October 14, 2025, and an in-person meeting held on November 18-19, 2025. Over the course of these meetings, the Trustees, including the Independent Trustees, discussed and evaluated the New Agreement, taking into consideration the Transaction and its possible effect on Sterling Capital and the Funds.  Representatives of Sterling Capital, Guardian and Desjardins attended portions of certain of these meetings at the Trustees’ request to discuss the impact of the Transaction on Sterling Capital and the Funds, and to answer questions from the Trustees.  These representatives confirmed to the Trustees that Sterling Capital would continue to operate as a standalone entity following the Transaction and would be led by the current team of management and senior professionals, providing continuity and stability for the Funds. These representatives also confirmed Desjardins’ and Guardian’s commitment to the continued growth and success of Sterling Capital, including the Funds, and reaffirmed that there would not be any changes in the personnel managing the Funds or to the manner in which the Funds’ portfolios are managed as a result of the Transaction. The Trustees requested and considered extensive written materials furnished by Sterling Capital to facilitate their review of the New Agreement. Based on these materials and discussions with representatives of Sterling Capital, Guardian and Desjardins, the Trustees concluded that the investment advisory services to be provided to the Funds under the New Agreement were expected to be consistent in all material respects with current services provided under the Current Agreement and in no respect diminished. As part of their deliberations, the Independent Trustees conducted multiple private meetings with their independent legal counsel, outside the presence of Sterling Capital and other Fund management. In their deliberations regarding the New Agreement, the Trustees attributed different weights to various factors involved in their analysis of the New Agreement, and in each case no factor alone was considered determinative. In connection with approving the New Agreement at an in-person meeting on November 18-19, 2025, the Trustees determined that the arrangement between the Trust and Sterling Capital, as provided in the New Agreement, was fair and reasonable and that approval of the New Agreement was in the best interests of each applicable Fund and its shareholders.

The Trustees also considered the following factors, among others, in reaching their conclusions.

Portfolio Management Continuity – The degree of continuity of advisory services to be provided by Sterling Capital to the Funds upon completion of the Transaction should be very high since those services are expected to be provided by the same personnel who are currently providing such services. In addition, the investment objectives and principal investment strategies of each Fund are expected to remain the same following the Transaction.

The Nature, Extent and Quality of the Services to be Provided – Given the continuity noted above, as well as the substantially unchanged contractual terms, the nature and extent of services expected to be provided by Sterling Capital is expected to be unchanged and consistent with industry norms, and the quality of services expected to be provided by Sterling Capital is expected to be satisfactory or better.

Investment Performance – In light of the ongoing oversight of performance by the Board at its regular meetings, and the contemporaneous completion of the 2025 annual contract review for each Fund, for purposes of this review the Board focused on ensuring continuity of investment advisory services as opposed to requesting and analyzing additional performance-related materials.

The Cost of Services, Fees Received and Profitability to be Realized by the Adviser and its Affiliates – The Trustees noted that there would be no increases in fees paid by the Funds under the New Agreement and that the Board had concluded that the Funds’ current fees are fair and reasonable as part of the 2025 annual contract review. The Trustees also noted that the Transaction was not expected to have a material near-term impact on Sterling Capital’s profitability with respect to the Funds, and that the Board had concluded that Sterling Capital’s profitability as a result of its relationship with the Funds was acceptable as part of the 2025 annual contract review. The Trustees also noted that the Transaction was not expected to have a material near-term impact on the “fallout benefits” to Sterling Capital and its affiliates as a result of Sterling Capital providing investment advisory services to the Funds.

Economies of Scale – The Trustees noted that the fees paid by the Funds for investment advisory services would be the same under the New Agreement as the Current Agreement, and that the Transaction was not expected to have a material near-term impact on Fund assets. The Trustees also noted that Sterling Capital’s current fee waivers with respect to the Funds would be unchanged following the Closing of the Transaction, and that the Trustees had recently concluded that each Fund’s fee schedule represents an appropriate sharing between the Fund and Sterling Capital of such economies of scale as may exist at current asset levels.

After considering these factors, among others, the Trustees concluded that approval of the New Agreement was in the best interests of each applicable Fund and its Shareholders.

Description of the Proposed INVESTMENT Advisory Agreement

A copy of the form of New Agreement is included as Exhibit A to this proxy statement. The terms of the New Agreement are substantially identical to those of the Current Agreement. Under the New Agreement, Sterling Capital would act as adviser to each Fund with regard to selecting the Fund’s investments and placing all orders for purchases and sales of the Fund’s securities. The Adviser’s investment decisions and trading activities would be subject to the direction and supervision of the Trustees and to any written guidelines adopted by the Trustees and furnished to the Adviser, and would be in accordance with the respective Fund’s written investment objectives and restrictions, as set forth in the Fund’s then-current prospectus and statement of additional information (“SAI”).

If Shareholder approval of the New Agreement is obtained, the New Agreement will become effective with respect to the applicable Fund upon (1) the completion of the Transaction, and (2) approval by Shareholders of the Fund. The effectiveness of the New Agreement with respect to a Fund is not contingent in any way on shareholder approval of the New Agreement with respect to any other Fund. The New Agreement will continue until January 31, 2027 and thereafter, if not terminated, for successive twelve-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the New Agreement or interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by vote of a majority of the outstanding voting securities of each Fund. The New Agreement may be terminated with respect to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser. The New Agreement also terminates automatically in the event of its assignment, as that term is defined in the 1940 Act.

Under the New Agreement, subject to the supervision of the Trust, and in accordance with each Fund’s investment objectives, policies and restrictions as set forth in each Fund’s then-current prospectus and SAI, the Adviser would supervise the day-to-day operations of the Funds and perform the following services:

(i)	provide investment research and management with respect to all securities and investments and cash equivalents in the Funds;
(ii)	conduct a continual program of investment of the Funds’ assets;
(iii)	place orders for purchases and sales of investments made for the Funds; and
(iv)	maintain the books and records required in connection with their duties under the New Agreement and furnish the Boards with such periodic and special reports as the Boards may reasonably request.

In consideration for the services provided and expenses assumed under the New Agreement, each Fund agrees to pay Sterling Capital (i) the fee set forth in the tables below or (ii) such fee as may from time to time be agreed upon in writing by the Trust and Sterling Capital. The advisory fees for each Fund in the New Agreement below are the same as the advisory fees for each Fund in the Current Agreement.

Advisory Fees:

Fund	Annual Fee
Sterling Capital Behavioral Large Cap Value Equity Fund	0.45%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.60%
Sterling Capital Special Opportunities Fund	0.60%
Sterling Capital Equity Income Fund	0.55%
Sterling Capital Mid Cap Relative Value Fund	0.60%
Sterling Capital Real Estate Fund	0.575%
Sterling Capital Small Cap Value Fund	0.75%
Sterling Capital Ultra Short Bond Fund	0.20%
Sterling Capital Short Duration Bond Fund	0.20%
Sterling Capital Intermediate U.S. Government Fund	0.32%
Sterling Capital Total Return Bond Fund	0.25%
Sterling Capital Long Duration Corporate Bond Fund	0.25%
Sterling Capital Quality Income Fund	0.35%
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.35%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.35%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.35%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.35%

Under the New Agreement, the Adviser is not liable for any error of judgment, mistake of law or for any loss suffered by the Funds, except that the Adviser is liable to the Funds for a loss resulting from (i) the Adviser’s breach of fiduciary duty under the 1940 Act with respect to the receipt of compensation for services or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or the Adviser’s reckless disregard of its obligations and duties under the New Agreement.

The Trustees unanimously recommend that Shareholders vote to approve the New Agreement. Approval by Shareholders of the New Agreement will result in no change to the contractual rate of the advisory fees paid by the Funds.

In the event that holders of a majority of the outstanding shares of a Fund vote in the negative with respect to the New Agreement, the Trustees will consider such further action as they may determine to be in the best interests of such Fund’s Shareholders.

Please see the Funds’ current prospectuses and SAI, as may be supplemented and amended, for complete information on the Funds’ current investment strategies, techniques and restrictions.

A complete copy of the New Agreement is attached hereto as Exhibit A. The description in this Proxy Statement of the New Agreement is only a summary.

Description of the Interim Advisory Agreement

As permitted by Rule 15a-4 under the 1940 Act (“Rule 15a-4”), if shareholder approval of the New Agreement with respect to a Fund has not been obtained by the Closing, Sterling Capital will provide investment advisory services to any such Fund(s) under an Interim Investment Advisory Agreement between Sterling Capital and the Trust, on behalf of such Fund(s) (the “Interim Agreement”). The Interim Agreement was approved by the Board at an in-person meeting on November 18-19, 2025.

The Interim Agreement may be terminated with respect to each Fund on 60 days written notice by (i) the Trust at any time without the payment of any penalty by vote of the respective Boards or by vote of a majority of the outstanding voting securities of the Fund, or (ii) by Sterling Capital. In addition, the Interim Agreement immediately terminates (i) in the event of its assignment, (ii) upon effectiveness of the New Agreement, or (iii) on the expiration of 150 days after the date of the Closing, which is the date on which the Interim Agreement will become effective.

The terms of the Interim Agreement are substantially identical to those of the Current Agreement and the New Agreement, except for: (i) different effective and termination dates; (ii) the different termination provisions referenced above; (iii) the compensation earned by Sterling Capital with respect to a Fund under the Interim Agreement would be held in an interest-bearing escrow account with the Fund’s custodian or a bank pending shareholder approval of the New Agreement with respect to the Fund; and (iv) certain other provisions required by Rule 15a-4. The tables presented above also reflect the advisory fees that would be paid by each Fund under the Interim Agreement.

Description of the Existing Investment Advisory Agreement

At present, Sterling Capital serves as investment adviser to each of the Funds pursuant to the Current Agreement. The Current Agreement between Sterling Capital and the Funds was last submitted to shareholders in connection with a change of control of the investment adviser, and the Current Agreement was last approved by shareholders on (i) June 24, 2024, with respect to Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Behavioral Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund, (ii) August 29, 2024, with respect to Sterling Capital Small Cap Value Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Total Return Bond Fund, and (iii) September 17, 2024, with respect to Sterling Capital Equity Income Fund.

The Current Agreement will continue in effect for successive periods of twelve months each ending on January 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the Current Agreement or interested persons of any party to the Current Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Funds. The Board most recently voted to continue the Current Agreement on November 19, 2025. The Current Agreement may be terminated with respect to a Fund at any time on sixty days’ written notice without penalty by a Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the investment adviser. The Current Agreement terminates automatically in the event of its assignment, as that term is defined in the 1940 Act.

Under the Current Agreement, Sterling Capital provides or causes to be provided a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Sterling Capital continuously reviews, supervises and administers the Funds’ investment programs. The terms of the Current Agreement are substantially identical to those of the New Agreement.

The table below provides details on the aggregate amount of advisory fees each Fund paid to Sterling Capital, and how much of those fees were waived by Sterling Capital during the previous fiscal year.1

Fund	Amount Paid	Amount Waived
Sterling Capital Behavioral Large Cap Value Equity Fund	$180,078	$249
Sterling Capital Behavioral Small Cap Value Equity Fund	$605,560	$56,561
Sterling Capital Special Opportunities Fund	$2,494,724	$30,288
Sterling Capital Equity Income Fund	$7,894,007	$106,462
Sterling Capital Mid Cap Relative Value Fund	$271,071	$3,879
Sterling Capital Real Estate Fund	$403,038	$679
Sterling Capital Small Cap Value Fund	$1,308,317	$7,871
Sterling Capital Ultra Short Bond Fund	$54,604	$40,953
Sterling Capital Short Duration Bond Fund	$85,289	$14,425
Sterling Capital Intermediate U.S. Government Fund	$59,531	$39,573
Sterling Capital Total Return Bond Fund	$3,681,228	$1,021,805
Sterling Capital Long Duration Corporate Bond Fund	$113,575	$81,428
Sterling Capital Quality Income Fund	$531,604	$126,926
Sterling Capital North Carolina Intermediate Tax-Free Fund	$434,513	-
Sterling Capital South Carolina Intermediate Tax-Free Fund	$83,342	-
Sterling Capital Virginia Intermediate Tax-Free Fund	$140,997	-
Sterling Capital West Virginia Intermediate Tax-Free Fund	$181,958	-

[1]	Certain of the Funds are currently subject to a fee waiver or expense limitation agreement. The Board has approved a new, identical fee waiver or expense limitation agreement for each such Fund, to take effect upon Closing.

Required Vote

Each Fund will vote separately on the New Agreement. Approval of the New Agreement with respect to a Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The effectiveness of the New Agreement with respect to a Fund is not contingent on shareholder approval of the New Agreement with respect to any other Fund. Abstentions and “broker non-votes”, if any, will have the effect of a “no” vote on the proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote shares owned beneficially by their customers on the proposal, there are unlikely to be any “broker non-votes” at the Meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF
EACH FUND VOTE FOR THE PROPOSED NEW AGREEMENT.

PROPOSAL 2

APPROVAL OF THE REMOVAL OF FUNDAMENTAL INVESTMENT
RESTRICTIONS REGARDING OPTIONS AND OPTIONS RELATED
TRANSACTIONS

Shareholders of each Fund other than Sterling Capital Behavioral Small Cap Value Equity Fund are being asked to approve the removal of the Fund’s fundamental investment restrictions that prohibit the Fund from engaging in specified type(s) of options and options related transactions (with respect to a Fund, an “Options Restriction”). On November 19, 2025, the Trustees, including a majority of Independent Trustees, unanimously voted to approve the proposed removal of each Fund’s Options Restrictions. The Trustees recommend that Shareholders of each applicable Fund approve the removal of their respective Fund’s Options Restrictions.

Proposal

Each Fund has identified certain investment policies in its registration statement that may only be changed with shareholder approval. Those restrictions are often referred to as “fundamental” investment restrictions. Currently, each Fund other than Sterling Capital Behavioral Small Cap Value Equity Fund has one or more Options Restrictions that restrict the Fund’s ability to engage in certain types of options and options-related transactions such as writing or purchasing call options and/or put options.

There is no requirement under the 1940 Act that a fund adopt a fundamental restriction regarding investing in options or other types of derivatives. The table below describes each Fund’s Options Restriction(s). If a Fund’s Shareholders approve the proposal, all of the Fund’s Options Restriction(s) will be removed as a fundamental investment restriction for such Fund.

Fund	Current Options Restriction(s)

Sterling Capital Behavioral Large Cap Value Equity Fund

Sterling Capital Special Opportunities Fund

Sterling Capital Equity Income Fund

Sterling Capital Long Duration Corporate Bond Fund

Sterling Capital Quality Income Fund

Sterling Capital Mid Cap Relative Value Fund

Sterling Capital Real Estate Fund

Sterling Capital Small Cap Value Fund

Each of the Funds may not write put options.

Fund	Current Options Restriction(s)
Sterling Capital Ultra Short Bond Fund Sterling Capital Short Duration Bond Fund Sterling Capital Intermediate U.S. Government Fund Sterling Capital Total Return Bond Fund	Each of the Funds may not: write or purchase call options; write put options; or purchase put options.

Sterling Capital North Carolina Intermediate Tax-Free Fund

Sterling Capital South Carolina Intermediate Tax-Free Fund

Sterling Capital Virginia Intermediate Tax-Free Fund

Sterling Capital West Virginia Intermediate Tax-Free Fund

Each Fund may not: write or purchase call options; write put options; or write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax- Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.
Sterling Capital Behavioral Small Cap Value Equity Fund	N/A

Derivatives are instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including, in addition to options, futures, options, options on futures, swap agreements, including credit default swaps, some mortgage-backed securities and custody receipts. Two examples of options are call options (giving the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price) and put options (giving the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price). A spread involves being both the buyer and writer of the same type of option on the same underlying asset but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying asset with the same exercise price and expiration date.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange.

Sterling Capital recommended that the Board approve the removal of each Fund’s Options Restrictions, subject to shareholder approval. Sterling Capital advised the Board that its intent in seeking to remove each Fund’s Options Restrictions is to provide each Fund with additional investment flexibility to engage in options and options-related transactions to generate income, obtain investment exposures, or hedge against risks consistent with pursuing the Fund’s investment objective and strategies. As the use of options and other derivatives transactions has evolved and become more commonplace in the fund industry, Sterling Capital believes that the inability of the Funds to engage in options and options-related transactions to the extent permitted under the 1940 Act could place the Funds at a competitive disadvantage compared to other funds that are not subject to similar restrictions. Sterling Capital believes that eliminating each Fund’s Options Restrictions will provide valuable investment flexibility and enhance its ability to help the Fund achieve its investment objective. Accordingly, after careful consideration, the Board supports Sterling Capital’s recommendation and recommends that each Fund’s shareholders approve the removal of the Fund’s Options Restrictions.

Required Vote

Each applicable Fund will vote separately on the removal of its Options Restriction(s). Approval of the removal of the Options Restriction(s) with respect to a Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The effectiveness of the removal of the Options Restriction(s) with respect to a Fund is not contingent on shareholder approval of the removal of the Options Restriction(s) with respect to any other Fund. Abstentions and “broker non-votes” will have the effect of a “no” vote on the proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote shares owned beneficially by their customers on the Proposal, there are unlikely to be any “broker non-votes” at the Meeting.

Shareholders of each applicable Fund will be entitled to vote on the removal of the Options Restriction(s) with respect to that Fund at the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. Shares represented by your duly represented proxy will be voted in accordance with your instructions. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice, the persons named as proxies will vote those shares in favor of such proposal.

As noted above, each applicable Fund will vote separately for the removal of that Fund’s Options Restrictions. The elimination of the Options Restriction with respect to a Fund is not contingent on shareholder approval of the elimination of the Options Restriction with respect to any other Fund.

On or about January 2, 2026, this proxy statement and the enclosed proxy card(s) are being mailed to Shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF
EACH APPLICABLE FUND VOTE FOR THE REMOVAL OF THEIR FUND’S

OPTIONS RESTRICTIONS.

ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Board does not know of any matters to be presented at the special meeting other than the approval of (i) the New Agreement for each Fund and (ii) the removal of the Options Restriction(s) for each Fund with such a restriction. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of holders of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of each proposal, in favor of such an adjournment, and will vote those proxies required to be voted against each proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received. As each applicable Fund’s shareholders will vote separately on the proposals with respect to such Fund, those Funds for which a quorum is present and sufficient votes received in favor of the proposal as of a given Special Meeting date may hold their Special Meeting, while other Funds that have not received quorum or have not received sufficient votes in favor of a proposal may determine to adjourn to permit further solicitation of proxies.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or across several Funds. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be made by telephone at (888) 596-1876.

The Investment Adviser

Sterling Capital is the investment adviser for each of the Funds. Sterling Capital, with its main office located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and is currently an independently managed, wholly owned subsidiary of Guardian Capital Group Limited Guardian. Effective July 2, 2024 Guardian, through its wholly owned subsidiary Guardian Capital US Asset Management LLC, acquired 100% of the ownership interests of Sterling Capital from Truist Financial Corporation. Guardian, through its wholly owned subsidiary Guardian Capital LLC, holds 100% of the ownership interests of Sterling Capital. Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board. Sterling Capital has provided investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2025, Sterling Capital had approximately $69 billion in assets under management.

As noted above, on August 28, 2025, Guardian, the indirect parent company of Sterling Capital announced that it had entered into a definitive agreement (as amended by a first amending agreement dated September 17, 2025) with DGAM, a wholly-owned indirect subsidiary of Desjardins, to be taken private pursuant to an arrangement agreement whereby DGAM will purchase all of the issued and outstanding shares of Guardian for cash, other than certain Guardian shares held by specified shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash shares in the capital of DGAM, pursuant to the Transaction. The Closing is subject to various customary approvals and conditions and is expected to take place in the first half of 2026.

The table below lists the principal directors of the Adviser and officers of the Funds that hold positions with the Adviser:

Name	Position(s) held with the Adviser*	Position(s) held with the Funds
Alexander W. McAlister	Senior Managing Director; Vice Chair	N/A
Mark M. Montgomery	Senior Managing Director	N/A
Scott A. Haenni	Senior Managing Director; Chief Executive Officer	Trustee
Charles A. Durham	Executive Director; Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Officer
Robert W. Bridges	Senior Managing Director	N/A
Jason Toledano	Chief Financial Officer	N/A
James T. Gillespie	Managing Director	President
Todd M. Miller	Executive Director	Treasurer and Secretary
Michelle A. Whalen	Director	Vice President

*	The Adviser’s principal business address is 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601.

The Administrator and Underwriter

Sterling Capital also serves as each Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, serves as each Fund’s sub-administrator.

Sterling Capital Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter of each Fund’s shares. The Distributor may enter into arrangements with banks, broker dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Administrator or the Adviser or their affiliates.

Independent Registered Public Accounting Firm

The Audit Committee unanimously selected Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for the fiscal year ending September 30, 2026. Cohen also served as the independent registered public accounting firm of each Fund for the fiscal years ended September 30, 2025 and September 30, 2024. Cohen is located at 350 Euclid Ave., Suite 800 Cleveland, OH 44115. To each Fund’s knowledge, Cohen does not have any direct financial or material indirect financial interest in any Fund.

Representatives of Cohen are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $303,825 for 2025 and $331,825 for 2024.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not included in the audit fees disclosed above were $0 for 2025 and 2024.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $73,235 for 2025 and $86,100 for 2024. Fees for both 2025 and 2024 relate to the preparation of the registrant’s federal income and excise tax returns and review of the registrant’s capital gains distribution calculations.

All Other Fees

All Other Fees are fees related to services other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above. The aggregate of such fees billed in each of the last two fiscal years were $0 for 2025 and 2024.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2025 and 2024.

Proxy Solicitation

Representatives of the Adviser may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. A Fund may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of a Fund.

Broadridge Financial Solutions, Inc. (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of between $848,085.94 and $940,872.94, plus expenses. These costs will be borne by Sterling Capital; the Funds will not bear these costs. As the date of the Special Meeting approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read each Proposal listed on the proxy card and ask for the shareholder’s instructions on each Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, representatives are not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meetings and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meetings in person. If you require additional information regarding the proxy or replacement proxy card(s), please call the Solicitor toll free at (888) 596-1876. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the internet, is revocable until voted at the Special Meeting.

Outstanding Shares and Beneficial Ownership of Shares

All shareholders of record at the close of business on December 1, 2025, are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Exhibit B lists for each Fund the total number of shares outstanding as of the close of business on December 1, 2025, for each class of a Fund’s shares entitled to vote at the Meetings.

The table in Exhibit C lists each holder of more than 5% of any class of shares of each Fund as of the close of business on December 1, 2025.

Shareholder Proposals

The Trust is organized as a Massachusetts business trust and is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Amended and Restated Bylaws (“Bylaws”). Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Proposals must be received a reasonable time before the Fund begins to print and send its proxy materials to be considered for inclusion. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations, the Declaration of Trust, and the Bylaws.

A copy of the Notice of Shareholder Meetings, the Proxy Statement/Prospectus and the
Proxy Cards are available at www.proxyvote.com.

By Order of the Trustees

/s/ Todd M. Miller

Todd M. Miller

Treasurer and Secretary

December 18, 2025

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of ______, 2026 between Sterling Capital Funds, a Massachusetts business trust (hereinafter called the “Trust”), and Sterling Capital Management LLC (hereinafter called the “Investment Adviser”), on behalf of each of the investment portfolios of the Trust identified on Schedule A hereto (the “Funds”), and effective for each such Fund as of the date set forth on Schedule A.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust desires to retain the Investment Adviser to furnish certain investment advisory and related services described below in connection with the management of each of the Funds, and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.  Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following documents:

(a)  the Trust’s Amended and Restated Agreement and Declaration of Trust, dated as of August 27, 2025, as amended, and filed with the Secretary of State of The Commonwealth of Massachusetts, and all amendments thereto or restatements thereof (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)  the Trust’s Amended and Restated Bylaws;

(c)  resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

(d)  the Trust’s original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on June 30, 1992 and all amendments thereto;

(e)  the Trust’s current Registration Statement on Form N-lA under the Securities Act of 1933, as amended (“1933 Act”), and under the 1940 Act as filed with the Securities and Exchange Commission; and

(f)  the Funds’ most recent prospectuses and Statements of Additional Information relating to the Funds (such prospectuses and Statements of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”).

The Trust will promptly furnish the Investment Adviser with copies of all amendments of or supplements to the foregoing documents.

3.  Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide or cause to be provided a continuous investment program for each Fund identified on Schedule A hereto, including investment research and management with respect to all securities and investments and cash equivalents in such Funds. The Investment Adviser will determine or cause to be determined from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund identified on Schedule A hereto and will place or cause to be placed orders for purchase and sale on behalf of the Trust with respect to such Fund.

The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Prospectuses, the Declaration of Trust, resolutions of the Trust’s Board of Trustees, and any undertakings with state or other regulatory authorities which are provided by the Trust to the Investment Adviser. The Investment Adviser further agrees that it:

(a)  will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)  will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission under the Investment Company Act of 1940 and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Investment Adviser;

(c)  will not make loans to any person to purchase or carry units of beneficial interest (“shares”) in the Trust or make loans to the Trust;

(d)  will place or cause to be placed orders for the Funds identified on Schedule A hereto either directly with the issuer or with any broker or dealer and, in placing orders with brokers and dealers, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, Investment Adviser or any sub-investment adviser employed by the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser or any such sub-investment adviser with research advice and other services. For the avoidance of doubt, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may cause each Fund to pay a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Investment Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided, viewed in terms of that particular transaction or the Investment Adviser’s overall responsibilities to the Funds and its other advisory clients. In no instance will portfolio securities be purchased from or sold to the principal distributor of the Trust (the “Distributor”), the Investment Adviser, any sub-investment adviser employed by the Investment Adviser, or any affiliated person (as defined in the Investment Company Act of 1940) of either the Trust, the Distributor, the Investment Adviser, or any sub-investment adviser employed by the Investment Adviser;

(e)  will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust learned by, or disclosed to, the Investment Adviser in the course of its performance of its responsibilities and duties under this Agreement, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil, regulatory, or criminal sanctions for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

(f)  will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Investment Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust’s account are customers of the Investment Adviser, or the parents or subsidiaries or affiliates of the Investment Adviser unless so required by applicable law. In dealing with its customers, the Investment Adviser and its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

4.  Use of Sub-Investment Adviser. The Investment Adviser may, subject to the approvals required under the 1940 Act, employ a sub- investment adviser to assist the Investment Adviser in the performance of its duties under this Agreement. Such use does not relieve the Investment Adviser of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Investment Adviser and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Investment Adviser.

5.  Master/Feeder Arrangements. Notwithstanding paragraph 3 and Schedule A hereof, the Investment Adviser may invest all of the assets of a fund commencing operations on or after May 4, 2000 in the shares of an investment company that has an investment objective substantially similar to that of the investing fund (a “Master Fund”). When such an investment has been made, the Adviser shall have no day-to-day management responsibilities regarding the fund so invested, but shall have general oversight and shall advise the Board of Trustees of the Trust if investment in the Master Fund is no longer an appropriate means of achieving the investing fund’s investment objective. The Investment Adviser shall be entitled to no fee with respect to assets invested in a Master Fund.

6.  Compliance Certification. The Investment Adviser shall provide a certification that its policies and procedures are reasonably designed to prevent violations of the Advisers Act, as is reasonably requested by the Trust. In addition, the Investment Adviser will provide annually a written report of its policies and procedures reasonably designed to prevent violations of the Advisers Act to enable the Trust to fulfill its obligations under Rule 38a-1 of the 1940 Act. The summary report will describe the Investment Adviser’s policies and procedures as they relate to the services it provides to the Funds, the types of compliance risks material to the Funds, and will discuss the adequacy of the Investment Adviser’s compliance controls.

7.  Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Investment Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any subsidiary or affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person. The Investment Adviser acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Funds. The Investment Adviser shall have no obligation to recommend the purchase or sale of any securities on the basis of any information known to it or any of its officers or employees where the utilization of such information, might, in the Investment Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations. The Trust acknowledges that transactions in a specific security may not be accomplished for all client accounts at the same time or at the same price.

8.  Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

9.  Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions or charges, if any) purchased for the Trust. The Trust will be responsible for all of the Trust’s expenses and liabilities.

10.  Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rate set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Investment Adviser. If the fee payable to the Investment Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.

If in any fiscal year the aggregate expenses (as defined under the securities regulations of any state having jurisdiction over the Trust) of any of the Funds of the Trust exceed the expense limitations of any such state, the Investment Adviser will make payment to the Trust for a portion of such excess expenses equal to such excess times the ratio of the aggregate fees otherwise payable by the Fund to the Investment Adviser under this Agreement to the aggregate fees otherwise payable by the Fund (1) to the Investment Adviser under this Agreement with the Trust and (2) to the administrator of the Trust (the “Administrator”) under the Administration Agreement between the Administrator and the Trust. The obligation of the Investment Adviser to make payment to the Trust hereunder is limited in any fiscal year to the amount of the fee received by the Investment Adviser from the Fund for investment advisory or consulting services for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall make payment to the Trust for such proportion of such excess expenses regardless of the amount of fees received by it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

11.   Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty under the Investment Company Act of 1940 with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. In no case shall the Investment Adviser be liable for actions taken or nonactions with respect to the performance of services under this Agreement based upon specific information, instructions, or requests given or made to the Investment Adviser by an officer of the Trust thereunto duly authorized. Any suggested limitations on liability shall not relieve the Adviser from any responsibility or liability the Adviser may have under federal statutes.

12.   Duration and Termination. This Agreement will become effective as to a particular Fund as of the later of (i) the date specified for that Fund on Schedule A hereto, and (ii) the date the Agreement is approved by the affirmative vote of a majority of the outstanding shares of that Fund, in accordance with the requirements under the 1940 Act. For sake of clarity, the effectiveness of the Agreement with respect to a Fund is not contingent in any way on shareholder approval of the Agreement with respect to any other Fund or the effectiveness of the Agreement with respect to any other Fund. Unless sooner terminated as provided herein, the Agreement shall continue in effect for each Fund through January 31, 2027. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months; provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meaning of such terms in the 1940 Act.)

13.   Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

14.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of The Commonwealth of Massachusetts.

The names “Sterling Capital Funds” and “Trustees of Sterling Capital Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Agreement and Declaration of Trust dated as of August 27, 2025 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “Sterling Capital Funds” or any series thereof entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Sterling Capital Funds

By:
Name:	Todd M. Miller
Title:	Treasurer and Secretary

Sterling Capital Management LLC

By:
Name:	Scott A. Haenni
Title:	Chief Executive Officer

Schedule A

to the

Investment Advisory Agreement between Sterling Capital Funds and Sterling Capital Management LLC

Dated as of ____, 2026

Fund	Compensation*	Effective Date
Sterling Capital Behavioral Large Cap Value Equity Fund	Annual rate of 0.45% of the Sterling Capital Behavioral Large Cap Value Equity Fund’s average daily net assets.	____, 2026
Sterling Capital Behavioral Small Cap Value Equity Fund	Annual rate of 0.60% of the Sterling Capital Behavioral Small Cap Value Equity Fund’s average daily net assets.	____, 2026
Sterling Capital Special Opportunities Fund	Annual rate of 0.60% of the Sterling Capital Special Opportunities Fund’s average daily net assets.	____, 2026
Sterling Capital Equity Income Fund	Annual rate of 0.55% of the Sterling Capital Equity Income Fund’s average daily net assets.	____, 2026
Sterling Capital Mid Cap Relative Value Fund	Annual rate of 0.60% of the Sterling Capital Mid Cap Relative Value Fund’s average daily net assets.	____, 2026
Sterling Capital Real Estate Fund	Annual rate of 0.575% of the Sterling Capital Real Estate Fund’s average daily net assets.	____, 2026
Sterling Capital Small Cap Value Fund	Annual rate of 0.75% of the Sterling Capital Small Cap Value Fund’s average daily net assets.	____, 2026

Sterling Capital Ultra Short Bond Fund	Annual rate of 0.20% of the Sterling Capital Ultra Short Bond Fund’s average daily net assets.	____, 2026
Sterling Capital Short Duration Bond Fund	Annual rate of 0.20% of the Sterling Capital Short Duration Bond Fund’s average daily net assets.	____, 2026
Sterling Capital Intermediate U.S. Government Fund	Annual rate of 0.32% of the Sterling Capital Intermediate U.S. Government Fund’s average daily net assets.	____, 2026
Sterling Capital Total Return Bond Fund	Annual rate of 0.25% of the Sterling Capital Total Return Bond Fund’s average daily net assets.	____, 2026
Sterling Capital Long Duration Corporate Bond Fund	Annual rate of 0.25% of the Sterling Capital Long Duration Corporate Bond Fund’s average daily net assets.	____, 2026
Sterling Capital Quality Income Fund	Annual rate of 0.35% of the Sterling Capital Quality Income Fund’s average daily net assets.	____, 2026
Sterling Capital North Carolina Intermediate Tax-Free Fund	Annual rate of 0.35% of the Sterling Capital North Carolina Intermediate Tax-Free Fund’s average daily net assets.	____, 2026
Sterling Capital South Carolina Intermediate Tax-Free Fund	Annual rate of 0.35% of the Sterling Capital South Carolina Intermediate Tax-Free Fund’s average daily net assets.	____, 2026
Sterling Capital Virginia Intermediate Tax-Free Fund	Annual rate of 0.35% of the Sterling Capital Virginia Intermediate Tax-Free Fund’s average daily net assets.	____, 2026

Sterling Capital West Virginia Intermediate Tax-Free Fund	Annual rate of 0.35% of the Sterling Capital West Virginia Intermediate Tax-Free Fund’s average daily net assets.	____, 2026
Guardian Capital Dividend Growth Fund**	Annual rate of 0.75% of the Guardian Capital Dividend Growth Fund’s average daily net assets.	____, 2026

*	All fees are computed daily and paid monthly.
**	To take effect upon the later of (i) completion of the reorganization of Guardian Capital Dividend Growth Fund, a series of Capitol Series Trust, into the Fund, a series of Sterling Capital Funds, anticipated to occur on or about Q1 2026 or (ii) the change in control of Sterling Capital Management LLC resulting from the purchase of issued and outstanding shares of Guardian Capital Group Limited, the indirect parent company of Sterling Capital Management, LLC, by Desjardins Global Asset Management Inc., a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (Desjardins).

Sterling Capital Funds

By:
Name:	Todd M. Miller
Title:	Treasurer and Secretary

Sterling Capital Management LLC

By:
Name:	Scott A. Haenni
Title:	Chief Executive Officer

EXHIBIT B

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth below:

	Class A	Class C	Class R6	Institutional Class
Behavioral Large Cap Value Equity Fund	1,162,724.56	1,510.14	56,884.93	166,811.42
Behavioral Small Cap Value Equity Fund	298,488.43	2,314.71	4,363,007.43	292,968.08
Special Opportunities Fund	10,176,771.86	843,997.83	803,519.64	2,185,355.01
Equity Income Fund	14,999,954.79	2,020,200.99	2,670,948.81	21,885,990.31
Mid Cap Relative Value Fund	275,343.66	4,675.89	5,369.17	610,254.39
Real Estate Fund	14,379.99	735.46	20,600.72	1,807,271.30
Small Cap Value Fund	57,938.58	27,697.02	150,375.18	2,575,837.94
Ultra Short Bond Fund	737,862.86	--	--	2,149,145.49
Short Duration Bond Fund	396,836.78	9,200.40	1,506,365.83	2,719,850.42
Intermediate U.S. Government Fund	278,877.25	7,652.81	--	1,942,648.51
Total Return Bond Fund	5,086,632.59	200,881.27	48,844,183.26	107,713,056.08
Long Duration Corporate Bond Fund	40,433.98	411.45	7,159,235.97	21,259.44
Quality Income Fund	2,314.21	4,369.44	--	17,861,025.99
North Carolina Intermediate Tax-Free Fund	1,881,342	52,060.89	--	9,545,995.97
South Carolina Intermediate Tax-Free Fund	352,397.41	7,269.67	--	1,697,588.48
Virginia Intermediate Tax-Free Fund	782,996.40	511.55	--	2,201,989.25
West Virginia Intermediate Tax-Free Fund	2,036,867.93	196.92	--	3,170,370.30

EXHIBIT C

BENEFICIAL OWNERSHIP OF SHARES

The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund’s outstanding shares as of December 1, 2025:

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
Sterling Capital Behavioral Large Cap Value Equity Fund – Class A	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	347,029.57	29.85%
Sterling Capital Behavioral Small Cap Value Equity Fund – Class A	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	39,061.23	13.09%
Sterling Capital Special Opportunities Fund – Class A	Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33716	683,489.24	6.72%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,334,744.14	42.59
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	859,746.15	8.45%
Sterling Capital Equity Income Fund – Class A	Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33716	1,183,473.81	7.89%
	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	877,310.79	5.85%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6,007,727.77	40.05%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	1,840,627.06	12.27%
Sterling Mid Cap Relative Value Fund – Class A	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	55,992.65	20.34%
Sterling Capital Real Estate Fund – Class A	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	2,633.53	18.31%
	First National Bank Cust FBO/Joyce David Waddell IRA 1928 Bonnie Ln Charlotte, NC 28213	2,077.67	14.45%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6,800.65	47.29%
Sterling Capital Small Cap Value Fund – Class A	Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33716	8,048.05	13.89%
	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	12,580.98	21.71%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	6,156.24	10.63%
	First National Bank Cust FBO/Geraldine Dewald IRA 1937 SW 6th Ave Cape Coral, FL 33991	3,074.44	5.31%
	First National Bank Cust FBO/Nicholas Dewald IRA 1937 SW 6th Ave Cape Coral, FL 33991	6,446.28	11.13%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Pershing LLC 1 Pershing Plaza Jersey City, NH 07399	15,057.58	25.99%
Sterling Capital Ultra Short Bond Fund – Class A	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	403,195.32	54.64%
Sterling Capital Short Duration Bond – Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	36,019.08	9.08%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	105,907.55	26.69%
	Voya Institutional Trust Company One Orange Way Windsor, CT 06095	107,571.31	27.11%
Sterling Capital Intermediate US Government Fund – Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	21,622.86	7.75%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	107,515.26	38.55%
Sterling Capital Total Return Bond Fund – Class A	DCGT as TTEE and/or Cust/FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	300,760.08	5.91%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	272,939.06	5.37%
	Empower Trust FBO/Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village CO 80111	1,714,033.17	33.70%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,418,388.20	27.88%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
Sterling Capital North Carolina Intermediate Tax-Free Fund – Class A	American Enterprise Investment SVC/FBO #41999970 707 2nd Ave South Minneapolis, MN 55402	215,207.40	11.44%
	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	559,861.19	29.76%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	289,739.57	15.40%
Sterling Capital South Carolina Intermediate Tax-Free Fund – Class A	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	19,628.13	5.57%
	Charles R Nolan & Nelda W Nolan JT Ten 1644 Farmstead Rd Rock Hill, SC 29732	21,048.93	5.97%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104	31,719.86	9.00%
	LPL Financial/A/C 1000-0005 4707 Executive Drive San Diego, CA 92121	18,127.81	5.14%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	149,999.03	42.57%
Sterling Capital Virginia Intermediate Tax-Free Fund – Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104	76,138.68	9.72%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	201,917.85	25.79%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Lydia D Harrell & Julie H Holland &/Virginia Louis Harrell Buck Trustees Lydia D. Harrell Revocable Trust U/A DTD 09/14/2009 473 Lummis Rd Suffolk, VA 23434	50,130.04	6.40%
	James C Bolling Jr 503 Gavin Cir Salem, VA 24153	46,915.06	5.99%
Sterling Capital West Virginia Intermediate Tax-Free Fund – Class A	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,510.941.24	74.18%
Sterling Capital Long Duration Corporate Bond Fund – Class A	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	30,852.52	76.30%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5,387.01	13.32%
Sterling Capital Quality Income Fund – Class A	First National Bank Cust FBO/Gita J Patel IRA 6516 Mare Court Daytown, MD 21036	525.19	22.69%
	First National Bank Cust/FBO Eddie L Darnell IRA 5161 Mount Hope Dr Winston Salem, NC 27107	975.42	42.15%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	812.57	35.11%
Sterling Capital Behavioral Large Cap Value Equity Fund – Class C	Phyllis K Baldwin &/Thomas E Baldwin Jr JT Ten 9104 Torrence Creek Ct Huntersville, NC 28078	528.35	34.99%
	John R Etheridge 427 Woodvale Dr Florence SC 29501	78.24	5.18%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers ATTN Mutual Fund 211 Main St San Francisco, CA 94105	414.02	27.42%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	First National Bank Cust FBO/Joseph Garcia Non DFI Simple IRA 4219 Recreation Way Jeffersonville, IN 47130	146.38	9.69%
	First National Bank Cust FBO/Boby Bhasker Tripathi IRA 7628 Aldbury Ln Huntersville, NC 28078	243.41	16.12%
Sterling Capital Behavioral Small Cap Value Equity Fund – Class C	Charles Schwab & Co Inc Special Custody Acct FBO Customers ATTN Mutual Fund 211 Main St San Francisco, CA 94105	1,738.99	75.13%
	National Financial Services LLC 499 Washington Blvd Jersey City, NH 07310	350.35	15.14%
	Blanca E Sigala as Custodian for/Fabiola Sigala Utma FL 1004 SW 34th St Cape Coral, FL 33914	186.62	8.06%
Sterling Capital Special Opportunities Fund – Class C	Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015 Attn Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33715	310,125.58	36..75%
	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	123,475.78	14.63%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	166,096.19	19.68%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	90,122.71	10.68%
Sterling Capital Equity Income Fund – Class C	Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015 Attn Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33715	479,162.22	23.72%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	347,750.98	17.21%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	936,381.76	46.35%
Sterling Mid Cap Relative Value Fund – Class C	Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015 Attn Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33715	743.08	15.89%
	John C Jones &/Tonya M Jones JT TEN 119 Sun Valley Ests Scott Depot, WV 25560	309.77	6.62%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	823.39	17.61%
	RBC Capital Markets LLC Robert D Fullerton Roth IRA 8484 Breen Dr Houston, TX 77064	245.12	5.24%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	693.91	14.84%
	Buce David Katis 8 Brassie Ct Woodridge, IL 60517	485.39	10.38%
	Kimberley Lisa Barracco TOD/Subject to STA TOD Rules 544 2nd Street Dunbar, WV	500.89	10.71%
Sterling Capital Real Estate Fund – Class C	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	582.60	92.81%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Sterling Capital Management LLC/Seed Account Attn James Gillespie 434 Fayetteville St, Ste. 500 Raleigh, NC 27601	49.79	6.77%
Sterling Capital Small Cap Value Fund – Class C	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	24,203.58	87.39%
	Robert W Baird & Co Inc/A/C 8737-9278 777 East Wisconsin Avenue Milwaukee, WI 53202	1,767.96	6.38%
Sterling Capital Short Duration Bond – Class C	First National Bank Cust FBO/Lori Ann Kesselring IRA 33 Hickory Dr Moundsville, WV 26041	1,516.13	16.48%
	First National Bank Cust FBO/Canh Minh Pham Roth IRA 12316 49th St E Parrish, FL 34219	1,516.13	16.48%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	6,410.05	69.67%
Sterling Capital Intermediate US Government Fund – Class C	First National bank Cust FBO/Kalpana Prasai IRA 618 Kingsley Rd SW Vienna, VA 22180	446.66	5.84%
	D.A. Davidson & Co/Reginal B Pike Sep IRA 8 Third Street North Great Falls, MT 59401	2,592.80	33.88%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	4,193.18	54.79%
Sterling Capital Total Return Bond Fund – Class C	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	141,540.12	70.46%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10,588.96	5.27%
Sterling Capital North Carolina Intermediate Tax-Free Fund – Class C	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	4,595.49	8.83%
	Charles Schwab & Co Inc/Special Custody Account FBO Customers Attn Mutual Funds 211 Mail St San Francisco, CA 94105	17,384.62	33.39%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	25,649.61	49.27%
Sterling Capital South Carolina Intermediate Tax-Free Fund – Class C	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	5,318.336	73.16%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,951.31	26.84%
Sterling Capital Virginia Intermediate Tax-Free Fund – Class C	Sterling Capital Management LLC/Seed Account Attn James Gillespie 434 Fayetteville St, Ste. 500 Raleigh, NC 27601	511.55	100.00%
Sterling Capital West Virginia Intermediate Tax-Free Fund – Class C	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	196.92	100.00%
Sterling Capital Long Duration Corporate Bond Fund – Class C	Sterling Capital Management LLC/Seed Account Attn James Gillespie 434 Fayetteville St, Ste. 500 Raleigh, NC 27601	411.45	100.00%
Sterling Capital Quality Income Fund – Class C	Sterling Capital Management LLC/Seed Account Attn James Gillespie 434 Fayetteville St, Ste. 500 Raleigh, NC 27601	341.02	7.80%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Charles Schwab & Co Inc/Special Custody Account FBO Customers Attn Mutual Funds 211 Mail St San Francisco, CA 94105	4,028.42	92.20%
Sterling Capital Behavioral Large Cap Value Equity Fund – Institutional Class	Charles Schwab & Co Inc/Special Custody Account FBO Customers Attn Mutual Funds 211 Mail St San Francisco, CA 94105	9,761.26	5.85%
	Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville FL 32246	13,965.77	8.37%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	102,288.26	61.32%
	UBS Financial Services Inc FBO/David C Downie Jr Laura Gasiorowski JTWROS 78 Battin Rd Fair Haven, NJ 07704	9,516.91	5.71%
	D.A. Davidson & Co. Judy M Price 8 Third Street North Great Falls, MT 59401	13,025.27	7.81%
Sterling Capital Behavioral Small Cap Value Equity Fund – Institutional Class	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	86,868.76	29.65%
	Charles Schwab & Co Inc/Special Custody Account FBO Customers Attn Mutual Funds 211 Mail St San Francisco, CA 94105	77,225.21	26.36%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	91,158.51	31.12%
Sterling Capital Special Opportunities Fund – Institutional Class	Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015 Attn Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33715	459,105.81	21.01%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	278,623.94	12.75%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	208,822.03	9.56%
	Charles Schwab & Co Inc/Special Custody Account FBO Customers Attn Mutual Funds 211 Mail St San Francisco, CA 94105	494,930.89	22.65%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	241,195.49	11.04%
Sterling Capital Equity Income Fund – Institutional Class	Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015 Attn Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33715	1,2652,083.36	5.77%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,128,993.97	5.16%
	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	1,427,417.61	6.52%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9,289,993.95	45.45%
	Charles Schwab & Co Inc/Special Custody Account FBO Customers Attn Mutual Funds 211 Mail St San Francisco, CA 94105	5,240,845.08	23.95%
Sterling Mid Cap Relative Value Fund – Institutional Class	Charles Schwab & Co Inc/ Reinvest Acct Attn Book Entry 8th Flr 101 Montgomery St # Dept San Francisco, CA 10292	128,284.46	21.02%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Lincoln Center for Family & Youth 1100Adams Ave Norristown, PA 19403	31,881.63	5.22%
	Morgan Stanley Smith Barney LLC/For the Exclusive Benefit of Customers of MSSB 1 New York Plaza 39th Floor New York, NY 1004	30,766.18	5.04%
	Edward D Jones and Co/For the Benefit of Customers 12555 Manchester Road St Louis, MO 63131	34,608.15	5.67%
Sterling Capital Real Estate Fund – Institutional Class	Charles Schwab & Co Inc/Reinvest Acct Attn Mutual Funds Dept 101 Montgomery St #Dept San Francisco, CA 94104	371,050.80	20.53%
	National Financial Services LLC/For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	201,756.51	11.16%
	Pershing LLC/FBO Dorothy Tate IRA Account #48V-240742 1 Pershing Plz Jersey City, NJ 07399	140,740.23	7.79%
Sterling Capital Small Cap Value Fund – Institutional Class	Charles Schwab & Co Inc/SPL Custy SA/C/ FBO Customer Reinvest Attn Mutual Funds Dept 122 101 Montgomery St # Dept 122 San Francisco, CA 94104	957,016.18	25.65%
	National Financial Services LLC/For Exclusive Benefit of Our Cust 499 Washington Blvd Jersey City, NJ 07310	775,493.80	20.79%
	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	409,456.77	10.97%
	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	433,871.19	11.63%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
Sterling Capital Ultra Short Bond Fund – Institutional Class	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	233,419.85	10.86%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,355,528.33	63.07%
	SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	192,554.90	8.96%
	Maple Shade Youth & Family Service 23704 Ocean Gateway Mardela Springs, MD 21837	285,268.17	13.27%
Sterling Capital Short Duration Bond – Institutional Class	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	884,347.01	32.51%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	1,398,203.35	51.41%
	Michael Maloney & Martin Drobny/Jonathan Levine Trustee Plumbers and Pipefitters Local 9 Education Fund DTD 07/01/1977 West Trenton, NJ 08628	144,283.37	5.30%
Sterling Capital Intermediate US Government Fund – Institutional Class	Sanitation District No 1 SD1 of NKY 1045 Eaton Drive Fort Wright, KY 41017	1,711,091.95	88.08%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	113,505.32	5.84%
Sterling Capital Total Return Bond Fund – Institutional Class	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	31,211,290.70	28.98%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	33,893,466.54	31.47%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	SEI Private Trust Company/C/O Centier Bank GWP 1 Freedom Valley Drive Oaks, PA 19456	15,376,158.86	14.28%
	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	6,322,739.72	5.87%
Sterling Capital North Carolina Intermediate Tax-Free Fund – Institutional Class	Wells Fargo Clearing SVCS LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103	1,416,072.12	14.83%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	527,981.72	5.53%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	1,287,978.69	13.49%
	SEI Private Trust Company/C/O Trust ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	3,385,580.17	35.47%
	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	2,740,383.78	28.71%
Sterling Capital South Carolina Intermediate Tax-Free Fund – Institutional Class	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	138,561.36	8.16%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	292,913.72	17.25%
	SEI Private Trust Company/C/O Trust ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	425,654.45	25.07%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	747,488.74	44.03%
Sterling Capital Virginia Intermediate Tax-Free Fund – Institutional Class	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	354,467.18	16.10%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	121,526.51	5.52%
	SEI Private Trust Company/C/O Trust ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	1,453,755.95	66.02%
Sterling Capital West Virginia Intermediate Tax-Free Fund – Institutional Class	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	219,263.36	6.92%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	280,573.52	8.85%
	SEI Private Trust Company/C/O Trust ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	2,476,422.14	78.11%
Sterling Capital Long Duration Corporate Bond Fund – Institutional Class	National Financial Services LLC/For Exclusive Benefit of Our Cust Attn Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	14,680.31	69.05%
	South Main and Company PO Box 1570 Hopkinsville, KY 42241	1,420.42	6.68%
	LPL Financial/A/C 1000-0005 4707 Executive Drive San Diego, CA 92121	2,490.30	11.71%
	Vanguard Brokerage Services/A/C 1111-1111	1,289.55	6.11%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
Sterling Capital Quality Income Fund – Institutional Class	National Financial Services LLC/For Exclusive Benefit of Our Cust Attn Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	7,025,835.91	39.34%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	4,145,509.17	23.21%
	SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	6,076,600.65	34.02%
Sterling Capital Behavioral Large Cap Value Equity Fund – Class R6	SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	53,159.44	93.45%
Sterling Capital Behavioral Small Cap Value Equity Fund – Class R6	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,363,007.43	100.00%
Sterling Capital Special Opportunities Fund – Class R6	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	530,053.21	65.97%
	SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	235,282.42	29.28%
Sterling Capital Equity Income Fund – Class R6	Charles Schwab & Co Inc/Special Custody Acct (FBO) Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	249,697.04	9.35%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,138,878.89	42.64%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
	SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	884,004.03	33.10%
	Capinco C/O US Bank NA 155 N Rivercenter Drive Ste 302 Milwaukee, WI 53212	282,281.71	10.57%
Sterling Mid Cap Relative Value Fund – Class R6	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	3,971.03	73.96%
	BB&T Securities, LLC For Benefit of: Kevin B & Michelle P Ennis 901 East Byrd Street Suite 250 Richmond, VA 23219	1,385.58	25.81%
Sterling Capital Real Estate Fund – Class R6	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	18,769.30	91.11%
	Matrix Trust Company Cust FBO Basepoint Wealth 401(K) Plan 717 17th Street Suite 1300 Denver, CO 80202	1,258.21	6.11%
Sterling Capital Small Cap Value Fund – Class R6	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	71,678.64	47.67%
	Capinco C/O US Bank NA 155 N Rivercenter Drive Ste 302 Milwaukee, WI 53212	78,426.80	52.15%
Sterling Capital Short Duration Bond – Class R6	SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	1,238,036.49	82.19%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	256,025.38	17.00%

Fund/Class	Name/Address of Owner	Number of Shares	Percent of the Class Total Assets Held by the Shareholder
Sterling Capital Total Return Bond Fund – Class R6	Nationwide Trust Company FSB/FBO Participating Retirement Plans (NTC-PLNS) c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218	8,244,988.41	16.88%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6,835,791.42	14.00%
	Charles Schwab & Co Inc/Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	4,412,846.93	9.03%
	SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	5,756,307.68	11.79%
	Voya Institutional Trust Company One Orange Way Windson, CT 06095	8,360,793.52	17.12%
	Empower Trust FBO/Boise Police Officers DCP c/o Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	2,893,632.75	5.92%
	Lincoln Retirement Services Company/FBO County of Tehama 457B Deferred PO Box 7876 Fort Wayne, IN 46801	6,267,677.51	12.83%
Sterling Capital Long Duration Corporate Bond Fund – Class R6	SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Administrator One Freedom Valley Dr Oaks, PA 19456	7,159,062.03	100.00%

STERLING
CAPITAL FUNDS

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81131-S24456

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of Sterling Capital Funds. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Notice of Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

V81132-S24456

STERLING CAPITAL FUNDS
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2026 AT 10:00 A.M. EASTERN TIME (the "Special Meeting")

The undersigned hereby appoints Todd Miller and Julie Powers, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting to be held at the offices of Sterling Capital Management LLC, 434 Fayetteville Street, Suite 500, Raleigh, North Carolina at 10:00 a.m. Eastern Time, and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the meeting, and at any and all adjournments and postponements thereof. **In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof**.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

STERLING
CAPITAL FUNDS

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81133-S24456

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of Sterling Capital Funds. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature [Joint Owners]   Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Notice of Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

V81134-S24456

STERLING CAPITAL FUNDS
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
ON FEBRUARY 27, 2026 AT 10:00 A.M. EASTERN TIME (the "Special Meeting")

The undersigned hereby appoints Todd Miller and Julie Powers, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting to be held at the offices of Sterling Capital Management LLC, 434 Fayetteville Street, Suite 500, Raleigh, North Carolina at 10:00 a.m. Eastern Time, and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the meeting, and at any and all adjournments and postponements thereof. **In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof**.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE